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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            December 20, 2002


                         Shelbourne Properties II, Inc.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         0-16341                                         04-3502382
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


7 Bulfinch Place, Suite 500, Boston, Massachusetts                       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets

         On December 20, 2002, Shelbourne Raleigh Company LLC, a limited liability company wholly-owned by Shelbourne Properties II, L.P. (the "Operating Partnership"), sold its property located in Raleigh, North Carolina commonly referred to as Sutton Square for a gross purchase price of $16,750,000. The property was sold to Sutton Square Limited Partnership an unaffiliated third party. After satisfying the loan encumbering the property of $6,000,000, adjustments for taxes and rents and a credit to the purchaser for improvements, as well as closing costs, net proceeds to the Operating Partnership were approximately $10,000,000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               99.1     Press Release dated December 23, 2002.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 23rd day of December, 2002.


                                   Shelbourne Properties II, Inc.


                                   By: /s/ Peter Braverman
                                       ----------------------------
                                           Peter Braverman
                                           Executive Vice President

















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                                  EXHIBIT INDEX


No.               Exhibit                                                Page
---                                                                      ----

99.1              Press Release                                           4